June 22, 2021

LEFT BRAIN COMPOUND GROWTH FUND

(LBCGX)

A Series of Ultimus Managers Trust

Supplement to Summary Prospectus, Prospectus, and Statement of Additional Information

dated April 27, 2021

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”), the Prospectus (“Prospectus”) and the Statement of Additional Information (“SAI”) of the Left Brain Compound Growth Fund (the “Fund”), a series of the Ultimus Managers Trust. For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please visit the Fund’s website at www.leftbrainfunds.com or call the Funds toll free at 1-833-498-2238.

The following replaces, in its entirely, the section entitled “Management of the Fund” on page 10 of the Prospectus and page 6 of the Summary Prospectus:

MANAGEMENT OF THE FUND

Left Brain Wealth Management, LLC is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Noland Langford	Since inception of the Fund	CEO and CIO
Brian Dress	Since inception of the Fund	Director of Research

The following replaces, in its entirely, the section entitled “Portfolio Managers” on page 21 of the Prospectus:

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolios:

Noland Langford, founder of the Adviser, serves as the Chief Executive Officer and Chief Investment Officer of the Adviser and has served in that capacity since the Adviser’s inception in 2014. Mr. Langford has been in the investment industry since 1999. He began his career with Merrill Lynch, and later moved to Wachovia, which was later acquired by Wells Fargo. Mr. Langford received his MBA from the University of Chicago Booth School of Business and holds the Certified Financial Planner designation.

Brian Dress is the Director of Research of the Adviser and has served in that role since 2018. Previously, Mr. Dress was a Senior Trader/Portfolio Manager at AE Trading, LLC from 2012-2018. Mr. Dress earned his B.S. in International Relations, with a concentration in International Economics, from Georgetown University in Washington, DC. He is currently a candidate for the Chartered Financial Analyst (CFA) designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

In the section entitled “Investment Adviser” on page 26 of the Statement of Additional Information, the following replaces, in its entirely, the subsection entitled “Portfolio Managers.”:

Portfolio Managers. The Fund is managed by Noland Langford and Brian Dress (the “Portfolio Managers”), who have primary responsibility for the day-to-day implementation of investment strategies for the Fund.

In the section entitled “Investment Adviser” on page 27 of the Statement of Additional Information, the following table replaces, in its entirely, the table in subsection entitled “Other Accounts Managed by Portfolio Managers.”:

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Noland Langford	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$45,000,000	1	$45,000,000
	Other Accounts	250	$250,000,000	0	$0
Brian Dress	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Investors Should Retain this Supplement for Future Reference.